UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-09376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9696 Bonita Beach Rd, Suite 208 Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 8.01	Other Events.

On December 20, 2024, Golden Organics, Inc. (“Golden”), a subsidiary of Innovative Food Holdings, Inc. (the “Company”), entered into an asset purchase agreement (the “APA”) with LoCo Food Distribution LLC, a Colorado limited liability company (the “Seller”), and Elizabeth G. Mozer and Benjamin Mozer (each an “Owner,” collectively, the “Owners” and together with Seller, collectively, the “Seller Parties”).

Pursuant to the APA, Golden has agreed to (i) purchase substantially all of the properties, business, and assets of the Seller used and/or useful in the operation of the Seller’s business of sourcing and wholesaling food products (the “Business”) and (ii) assume certain liabilities and obligations of the Seller (such transaction, the “Transaction”) for an aggregate purchase price of $304,268.85 (the “Purchase Price”), which price is payable to the Seller’s lenders for all outstanding and unpaid indebtedness of the Seller as of the closing of the Transaction. In addition, as an adjustment to the Purchase Price, if earned, Golden will pay the Seller $53,430 (the “Earnout Amount”) if, in the twelve-month period, the Business achieves certain revenue and adjusted EBITDA targets.

The APA contains customary representations and warranties, as well as five-year non-competition and non-solicitation covenants of the Seller Parties and indemnification of Golden by the Seller Parties. In connection with the APA, Ms. Mozer entered into a consulting services agreement with Golden to provide consulting services for a period of twelve (12) months with the option to extend on a month-to-month basis with respect to the transitioning of the relationships and knowledge concerning the Business, which agreement also contains a two-year non-solicitation provision.

The Transaction was closed the same day on December 20, 2024.

On January 7, 2025, the Company issued a press release announcing the entry of the APA. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	Press Release, dated January 7, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: January 7, 2025
	By:	/s/ Robert William Bennett
Robert William Bennett
Chief Executive Officer